For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NYSE: NAV 1 4th Quarter 2009 Earnings Presentation December 22, 2009 Exhibit 99.1

NYSE: NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,”
“plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors, included within our Form 10-K for the year ended
October 31, 2009, which was filed on December 21, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-
looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
3 3
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Summary

NAVISTAR®

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE: NAV
4 4
Summary
• 2009 Q4 and year-end results
• Controlling Our Destiny:
– Cash, SGA, and Capital structure
• January 19
th
Investor Day
Original 2009 Goal based on 415K unit
Original 2009 Goal based on 415K unit
industry:
industry:
$15
$15
Billion
Billion
in
in
revenue
revenue
and
and
profitable
profitable
at
at
all
all
points
points
in
in
the
the
cycle
cycle

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE: NAV
What we said on the 3
rd
quarter call for full
year 2009
Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
We continue to invest today, to ensure the future
5
9/10/09 2009
Guidance Actual
$710 to $735 million $707 million
Manufacturing Cash $650 to $750 million $1.1 billion
Industry Volume Reduction to 210,000 to 225,000
Industry Volume Reduction to 165,000 to 185,000
Warranty
R&D spending
Taxes (-)
Customer Mix
(-), offset by
SG&A below
Offsetting Actions
Lower commodity Costs / cost reductions
Blue Diamond JV operational impact
Military revenue:  $2.7B to $3.0B
Market Share
Parts profitability
SG&A / Below the Line items
+, offset by
customer mix above
EPS Guidance/Actuals* $2.55 to $2.85 $2.86
Settlement and related restructuring $2.40 +/- $2.19
EPS Guidance/Actuals** $4.95 to $5.25 $5.05
Refinancing costs and restructuring actions NA ($0.59)
Diluted EPS as reported $4.46
*Excludes settlement, restructuring and refinancing costs
**Excludes refinancing costs and restructuring actions
Key Challenges
Manufacturing Segment Profit*

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

$1,800
$1,400
$1,000
$600
$200
Mfg. Segment Profit ($M)
150
200
250
300
350
400
450
Traditional Industry Volume (Thousands of Units)
Original $1.6B Goal @ 414.5k units
2009 Actuals Including Ford settlement and related charges
2009 Actuals Excluding Ford settlement and related charges
2008 Actual (excl. Impairment)
2007 Actual
$1.6B Line @ 165k to 185k Industry Range:
Mfg. Segment Profit = $350M to $450M

NAVISTAR

NYSE: NAV 6 Full Year 2009 *Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

Sales & Revenues

U.S. and Canada Class 6-8 Retail Industry
Industry Units
500,000
400,000
300,000
200,000
100,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Fcst
2009 – lowest point in 47 years

NAVISTAR

NYSE: NAV
7
404,700
345,500
269,300
77,900
90,900
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
FY 2007 FY 2008 FY 2009 Q408 Q409
2009 Full Year and 4Q Information
Consolidated Revenues
($ in millions)
Yearly and Quarterly Truck  Chargeouts Yearly and Quarterly Engine Shipments
Y/Y
Shipments
decreased
~22%
Q/Q
Shipments
increased
~17%
Y/Y
Chargeouts
decreased
~25%
Q/Q
Chargeouts
decreased
~17%
$12,295
$14,724
$11,569
$3,870
$3,285
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
FY 2007 FY 2008 FY 2009 Q408 Q409
Q/Q
Revenues
decreased
~15%
113,600
102,200
76,800
28,700
23,700
0
20,000
40,000
60,000
80,000
100,000
120,000
FY 2007 FY 2008 FY 2009 Q408 Q409

NYSE: NAV
8 8
2009 Full Year and 4Q Information:
Profitable at all points in the cycle
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
Yearly Diluted Earnings (loss) per share
Quarterly Manufacturing Segment Profit ($ in millions)
Yearly Manufacturing Segment Profit ($ in millions)
Quarterly Diluted Earnings (loss) per share
$693
$836
$1,088
$707
$0
$200
$400
$600
$800
$1,000
$1,200
FY 2008 With
Impacts
FY 2009 With
Impacts
FY 2008
Without
Impacts
FY 2009
Without
Impacts
$1.82
$4.46
$7.21
$2.86
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
FY 2008 With
Impacts
FY 2009 With
Impacts
FY 2008 Without FY 2009 Without
Impacts Impacts
($4.81)
$1.19
$0.56
$1.99
-$6.00
-$5.00
-$4.00
-$3.00
-$2.00
-$1.00
$0.00
$1.00
$2.00
$3.00
4Q08 With
Impacts
4Q09 With
Impacts
4Q08 Without
Impacts
4Q09 Without
Impacts
($168)
$232
$217
$279
-$200
-$150
-$100
-$50
$0
$50
$100
$150
$200
$250
$300
$350
4Q08 With
Impacts
4Q09 With
Impacts
4Q08 Without
Impacts
4Q09 Without
Impacts

NYSE: NAV
2009 4Q Information
• FY2009 EPS by quarter:
1Q - $0.67; 2Q - $0.60; 3Q - $(0.42); 4Q - $1.99
• 4
th
quarter is typically our strongest quarter
• Operating days - 1
st
and 3
rd
quarters have fewer
operating days (summer and holiday shutdowns)
• Cost reductions
• Quarter and full-year results because we have
been successful in the marketplace
17,000
23,700
0
5,000
10,000
15,000
20,000
25,000
3Q09 4Q09
63,600
90,900
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
3Q09 4Q09
$491
$565
$0
$100
$200
$300
$400
$500
$600
3Q09 4Q09
Part Revenues ($ in millions)
Truck Chargeouts
($ in millions)
Engine Shipments ($ in millions)
Chargeouts
sequentially
increased by
39% or
6,700 units
Shipments
sequentially
increased by
43% or
27,300 units
Revenues
sequentially
increased by
15% or
$74 million
9

NYSE: NAV
10 10
Medium
Truck
Great Products –
Market Share
66% Market Share
4Q09
39% Market Share
4Q09
33% Market Share
4Q09
Severe
Service
Truck*
Heavy
Truck
24% Market Share
4Q09
FY07 60%
FY08 55%
FY09 61%
*Note: Excludes U.S. Military shipments. See market share slide in appendix for shipments with and without military shipments.
School Bus & Combined Class 6-8 Market Share – FY07: 26%; FY08: 29%; FY09: 34%
FY07 36%
FY08 36%
FY09 35%
FY07 25%
FY08 27%
FY09 34%
FY07 15%
FY08 19%
FY09 25%
Class 8*
27% Market Share
4Q09
School
Bus
(U.S. & Canada)
Market share based on brand

NYSE: NAV
11 11
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000

NAVISTAR

CAT

MAXXFORCE 15
INTERNATIONAL DIESEL POWER

NYSE: NAV
12 12
Leveraging Our Assets while
Controlling Our Destiny
• Over last five years we
have spent over $2 billion
in engineering and product
development costs
• On average this is $412
million per year
• We have continued to
invest while others have
reduced investment
12
*Exclusive of purchases of equipment leased to others
Advanced EGR In-Cylinder
NOx Reduction
(in millions)
$413
$453
$375
$384
$433
$0.00
$100.00
$200.00
$300.00
$400.00
$500.00
FY2005 FY 2006 FY 2007 FY 2008 FY 2009
Good Results While Investing in Future

AMMINEX

CAT

15L Big Bore
11/13L Big Bore
2007 Engines

NAVISTAR

NYSE: NAV
13 13
Investments in 2009 for Future
Results
• Monaco
• TEMs
• Modec (Electric)
• Global Bus
• NC
2
(Cat JV)
• Mahindra
• 2010 Emissions
• MaxxForce 15L ®
• Pure Power
Technologies
13
Advanced EGR In-Cylinder
NOx Reduction
Amminex has
developed Solid
Ammonia
Storage and
Delivery System

NYSE: NAV
14 14
SG&A
Objectives for 2009 met
• Year-over-year cost reductions
– Other SG&A / fixed costs ~$150M
– Professional (filing) fees ~ $100M
Where are we today?
FY2009 FY2008 Change
SG&A (excluding items below) $1,088 $1,326 ($238)
Professional fees 40 165 (125)
Post retirement 216 (54) 270
Total SG&A $1,344 $1,437 ($93)
(in millions)

NYSE: NAV
15 15
Post Retirement Pension & Health Care
• Closed plan to new entrants in 2002
- Majority of new entrants closed in 1996
- Annual service cost is decreasing
• 2009 higher cost caused by 2008 market decline
- Revised investment strategy/investment advisor
- FY2009 return 15.8% for pension plan and 15.6% for OPEB
- Expect cost to improve/neutral
• Aggressive cost control, without service cuts (health care)
- Cost contained
Contained

NYSE: NAV
16 16
Date Financial Services Actions Completed
April $300 million – NFC Retail Securitization
August
$650 million – NFC Dealer Floor Plan Renewal
(capacity dropped to $500M upon completion of November TALF
deal)
October $100 million – NFC Retail Account Facility Renewal
November $350 million – NFC Dealer Floor Plan TALF Deal
December $815 million – NFC Revolver/Term Loan Refinancing
December $304 million – Private Placement Sale
Navistar’s 2009 Refinancing Plan is Complete
Date Manufacturing Action Completed
October $1.5 billion – NIC Refinancing

NYSE: NAV
17 17
NIC (Manufacturing) Refinancing Enhanced
Balance Sheet Stability
The NIC refinancing reduced balance sheet risk and increased financial flexibility
Extended maturity profile with staggered maturities and limited/no dilution
Increased flexibility and cost effective (6.34% cash APR)
Maintained modest leverage levels, set to improve with truck cycle rebound
*No economic dilution until average stock price at or above $60.14
*
$0
$500
$1,000
$1,500
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Reduced refinancing risk by splitting and extending maturities
Maturity profile
($ in millions)
Source: Company filings
Existing debt
Refinanced
debt
$67
$112
$1,330
$570
$72
$24
$1,000
$34
Fiscal Year

NYSE: NAV
18 18
Manufacturing Cash
Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
($ in millions)
July 31, 2009 ending cash $751
Cash flow from operations (including working capital) $385
Capital spending/investment (92)
Net cash impact - NIC refinancing 126
Other financing cashflow (18)
Net change in manufacturing cash $401
October 31, 2009 manufacturing Cash $1,152
Accounting consolidation of Blue Diamond (13)
October 31, 2009 ending manufacturing cash $1,139

NYSE: NAV
19 19
Investor & Analyst Day – January 19, 2010
Make Your Reservation
Navistar’s Investor & Analyst Day
Tuesday, January 19, 2010
Melrose Park Engine Facility
Melrose Park, IL
11:30 a.m. – 4 p.m. CST
Lunch, Presentation with Q&A
Plant Tour, Lab Demos & Product Displays
Reservation Required
Please contact Suzanne Sorensen at Suzanne.Sorensen@Navistar.com to RSVP

PROStar

MAXXFORCE 15
INTERNATIONAL DIESEL POWER

NAVISTAR

NYSE: NAV
20 20
What to expect on January 19
• Delivering on our Commitments:
– 2010 earnings guidance
– $2 billion military sustainable
• 2010 Priorities:
– Postretirement
– NFC
– Engine
• Product and product displays to
address the myths vs. realities:
– 2010 readiness
– 0.5 NOx/0.2 NOx
– Myths – Heat/Fuel
– Alternative future technologies
– Growth Markets
Advanced EGR In-Cylinder
NOx Reduction

NYSE: NAV
21 21
Summary-2010 Emission Strategy Status
2010 emission strategy on/ahead of schedule
• All engines will be between 0.4 and 0.5 NOx
• Engine durability testing is on track and plan to over-test and stress many parts of the system
• In most cases, vehicles will have equal to or better fuel economy than 2009 vehicles
• Base engine will have less heat than 2009 engines
• ProStar
®
vehicle weight will be reduced by over 700 lbs.
• 100 test vehicles in operation today

NYSE: NAV
22 22
Current status:
• More than 21 months of testing between engine
labs and field test units
• 100 test vehicles in operation today
• Validation testing includes:
- High-altitude and high-temperature testing in
Nevada and mountainous regions of Colorado
- Cold weather testing conducted this past
January to March in Minnesota and Colorado
- We will continue to validate and make final
calibration adjustments this winter in
Minnesota, Alaska and Colorado
Next steps:
• Receive EPA certification prior to 2010 launch
• Launch
Controlling Our Destiny
2010 Engine Testing - On Track or Ahead of Schedule

NYSE: NAV 23 23 Navistar Delivers First 2010 Emissions- Navistar Delivers First 2010 Emissions- Ready School Buses Ready School Buses December 7, 2009 Columbus, Mississippi

#1

#1

Application for clear EGR advantage	
Bus:	10%
Medium:	24%
Severe Service:	20%
Heavy Day Cab:	16%
TOTAL:	70%

#2

#1

NAVISTAR

NYSE: NAV
24 24
Advanced EGR Gives Us a
Competitive Advantage
61% Market Share
FY 2009
School
Bus
35% Market Share
FY 2009
34% Market Share
FY 2009
Severe
Service
Truck*
Heavy
Truck
25% Market share
FY 2009
Medium
Truck
2009 Industry :
Heavy Day Cab – 16%
Heavy Sleeper – 30%
*Note: Excludes U.S. Military deliveries.
Market share based on brand

NYSE: NAV
25 25
MaxxForce
®
15L status and strategy
Actions in 2009 for 2010 and Beyond
15 Liter 2010 Emission Strategy
Current status:
• More than 12 months of testing, which
includes high-altitude and
high-temperature testing
• Provide advance production units to
strategic customers
• Production in late calendar 2010
Actions and product attributes to
ensure success in 2010:
• Transition some 15L customers to the
MaxxForce
®
11L/13L
• Significant engine weight savings
• Better manage heat rejection
• Product testing on/ahead of schedule
Today 2009 Transition 2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
MaxxForce
®
11L/13L
330 hp-475 hp @ 1900
rpm
1250-1700 hp lb.–ft.
@ 1000 rpm

NYSE: NAV
26
Mahindra Navistar Automotives Ltd.
Passenger Bus
Overall commercial vehicle industry (in units)
Note: Mahindra FY – April to March
Mahindra/Navistar J.V. is a 51% - 49% joint venture
150,000
170,000
190,000
210,000
230,000
250,000
270,000
290,000
310,000
330,000
350,000
FY 2009
Actual
FY 2010
Estimate
FY 2011
Estimate
FY 2012
Estimate
New Heavy Truck Launch – January 2010
Light Truck

NYSE: NAV
27
TEM/End Customer Strategy
• Compete in Class A, Class B, Class C
and towables
• 2009 Industry market in Class A
~5,900 units
• #1 in diesel Class A RV market share
• Growth opportunities in:
- Towables
- Vertical integration of engine
- Parts
• Largest privately-held mixer
manufacturer in North America
• Industry market share ~6,000 units
• Currently ~10% market share
• Opportunities:
- EGR engine strategy
Domestic growth
- Jobs creation
- Obama stimulus package
• Global growth
-
NC²
• #1 in market share despite industry
consolidation
• MaxxForce
®
EGR engines
Rest of World Focus
• Capitalize on large market in South
America
• Emerging market in Mexico driven by
government funding
- Partnership with Neobus
• The launch is currently on plan with ramp-
up through early 2010
• Low cost/high quality design capability
• Long-term potential for U.S. and Canada
NOTE: J.V. pending - MOU with San Marino (Neobus)
for integrated  commercial bus body J.V.
assembly plant in Mexico
Bus
Bus
Continental Mixer
Continental Mixer
Profitable Growth
Profitable Growth
Monaco
Monaco

NYSE: NAV
28 28
Actions in 2010 and Beyond:
Caterpillar/Navistar Strategic Alliance/ NC
2
Joint Venture
•
Strategic alliance
to manufacture a
heavy-duty Caterpillar vocational truck
• Manufactured by Navistar in
Garland, TX
• Expected mid-2011
Global Commercial Truck Markets
Outside of N.A.
North America Caterpillar Vocational
•
50/50 joint venture
for commercial
trucks outside of North America formed
September 2009
• Leverages the complementary
strengths of both companies
-
CAT – distribution
- Navistar – manufacturing and product
development
• First products available in fiscal Q2 of
2010

NYSE: NAV
29 29
Controlling Our Destiny:
Investing in Fuel Systems
• Skilled workforce
• Engineering staff
• Intellectual property
Core
Competency
Fuel Systems Plant R&D Center
Physical Assets
Control Cost                  Control Technology

NYSE: NAV
30
Customer Friendly Solutions
TENNECO and GE Transportation to Develop
Hydrocarbon-SCR Technology for Diesel
Emission Aftertreatment
4 February 2009
Eaton Evaluates Unique Emission Control
Technology
22 June 2006
17 July 2008
Scania: EGR cost effective and
convenient. Just add diesel!
Solid NH3 cartridge
Advanced EGNR
Next generation of EGR
Dealer
and
customer
friendly
Easy for
operators
Easy to
maintain
and
understan
d

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE: NAV
31 31
Full Year 2010 Initial Outlook
2010 Initial
Outlook
Industry volume 175,000 to 215,000
R&D spending flat
Interest expense
up
Military revenue at least $2 billion
Loss of Ford engine volume production ceases 12/31/09
Market share maintain to increase
2010 strategy impact up in 2nd half
Global growth - Monaco/TEMs starting in 2010

Summary

NAVISTAR
MODEC

#1

CAT

MAXXFORCE 15
INTERNATIONAL DIESEL POWER

NAVISTAR

NYSE: NAV 32 32 Summary Combined 34% Market Share FY 2009 Advanced EGR In-Cylinder NOx Reduction Military sustainable at $2B

Appendix NYSE: NAV 33

NYSE: NAV
34
Impact of Ford Settlement on 2009
Business Impact of Settlement
• Loss of U.S. automotive customer
• Less intensive capital/product requirements
• Restructured business
• Impact of increased equity stake in BDT & BDP
Settlement and Related Restructuring - 2009 PBT Impact
(in millions)
Q1 Q2 Q3 Q4 Full Year
Cash 200 $           200 $
Warranty 75                75
Restructuring charges (58)               3                  -               (4)              (59)
Other related income and (expense) (27)               (35)               18                (12)            (56)
190 $           (32) $            18 $             (16) $         160 $
Actual

NYSE: NAV
35 35
Market Share – U.S. & Canada School Bus and Class 6-8
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% 61% 66% 61%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 35% 36% 30% 39% 33% 39% 35%
Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% 29% 24% 25%
Severe Service 24% 28% 26% 32% 27% 35% 36% 34% 41% 37% 45% 49% 41% 47% 45%
Combined Class 8 18% 17% 19% 22% 19% 23% 23% 25% 30% 25% 31% 33% 33% 32% 32%
Combined Market Share 25% 25% 27% 31% 27% 29% 29% 30% 35% 31% 33% 38% 37% 39% 36%
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q
Full Year
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% 61% 66% 61%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 35% 36% 30% 39% 33% 39% 35%
Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% 29% 24% 25%
Severe Service 23% 26% 24% 28% 25% 28% 26% 26% 29% 27% 32% 36% 33% 33% 34%
Combined Class 8 18% 16% 19% 21% 18% 20% 19% 21% 26% 22% 26% 28% 30% 27% 28%
Combined Market Share 25% 25% 27% 31% 26% 27% 27% 28% 32% 29% 30% 35% 35% 36% 34%
Market Share - U.S. & Canada School Bus and Class 6-8
2007 2008
2007 2008 2009
2009

NYSE: NAV
36 36
Truck Chargeouts
Note:  Information shown below is based on Navistar’s fiscal year
Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700 14,900 17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,600 3,800 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,700 11,000
TOTAL 14,800 12,400 13,400 16,300 56,900
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,400 5,400 12,100
WORLD WIDE TRUCK 19,700 16,400 17,000 23,700 76,800

NYSE: NAV
37 37
World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000   56,200   65,400   53,500   235,100
Other OEM's (All Models) 21,000   26,400   29,100   27,700   104,200
Engine Shipments to Truck Group 23,100   12,100   13,700   16,500   65,400
Total Shipments 104,100 94,700   108,200 97,700   404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000   55,300   25,200   24,500   152,000
Other OEM's (All Models) 25,900   31,500   34,100   37,100   128,600
Engine Shipments to Truck Group 12,900   15,700   20,000   16,300   64,900
Total Shipments 85,800   102,500 79,300   77,900   345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 14,100   29,000   26,200   44,300   113,600
Other OEM's (All Models) 22,500   22,200   24,600   29,100   98,400
Engine Shipments to Truck Group 14,300   12,700   12,800   17,500   57,300
Total Shipments 50,900   63,900   63,600   90,900   269,300
2008
2007
2009

NYSE: NAV
38 38
Order Receipts – U.S. & Canada
Percentage
2009 2008 Change Change
18,300 11,900 6,400        54
15,100 19,400 (4,300)       (22)
Class 8 heavy trucks 19,900 22,600 (2,700)       (12)
Class 8 severe service trucks 14,100 23,100 (9,000) (39)
67,400 77,000 (9,600)       (12)
34,000 45,700 (11,700)     (26)
* Includes 3,000 and 9,600 units for the years ended October 31, 2009 and 2008, respectively, related to U.S. military contracts.
Total "Traditional" Markets*
Order Receipts: U.S. & Canada (Units)
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
Year Ended
October 31,

NYSE: NAV
39 39
Manufacturing Cash Flow
($ in millions)
Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Beginning Mfg. Cash
1
Balance
10/31/2007 10/31/2008 10/31/2009
October 31, 2006 $1,078
October 31, 2007 $716
October 31, 2008 $775
Approximate Cash Flows:
From Operations ($231) $404 $514
Dividends from NFC $400 $25 $0
From Investing / (Cap Ex) ($70) ($216) ($282)
From Financing / (Debt Paydown) ($480) ($133) $56
Exchange Rate Effect $19 ($21) $9
Blue Diamond Consolidation $0 $0 $80
Ending Mfg. Cash
Balance:
October 31, 2007 $716
October 31, 2008 $775
October 31, 2009
2
$1,152
1
Cash = Cash and Cash Equivalents
2
Includes Ford's portion of Blue Diamond Cash ($13 million)
1

NYSE: NAV
NFC Liquidity Remains Strong
•
NFC had total available undrawn committed funding of more than $700M at 10/31/2009
- NFC renewed its $650M dealer floor plan financing facility in August, subsequently reduced to $500M in November with the successful execution of $350M TALF wholesale funding transaction
- NFC refinanced its bank revolver in December
• NFC profitability has rebounded in 2009
– Margins improving
– Portfolio quality stabilizing for several quarters
– Interest rates stabilizing
• NFC access to retail securitization markets improved
– Over $1.5B in retail notes have been sold and securitized since the subprime issues began to impact the asset securitization market
– Securitization markets show significant improvement  due to the support of the U.S. government’s TALF program
– Serviced receivables balances tracking to truck market trough
– Truck financing is available for quality credits, especially conquest accounts
Retail Notes Bank Facility
• $500 million revolving warehouse
(TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then securitizes
via bank conduits
• TRIP terms
– Matures June 2010
On-balance sheet
• $815M facility
– Initial funding of retail note
acquisitions
– Also funds
dealer/customer
open accounts
– Matures December 2012
On-balance sheet
• Current situation
– ~$1,054M funding facility
(NFSC)
– Available $300M
• NFSC terms
– Bank conduit portion (VFC)
renewed October 2008
– Public portions mature
February 2010 and October
2012
Off-balance sheet
40

NYSE: NAV
41 41
Frequently Asked Questions
Q1: What should we assume for capital expenditures in 2010?
A:
For 2010, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be below our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A:
Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q3: How many Dealcor dealers did you have as of October 31, 2009?
A:
Of our 282 primary NAFTA dealers, we have ownership interest in 17 DealCor dealers as of
October 31, 2009.
Q4: Have you seen any year-over-year steel, precious metals and resin cost increases in 2009?
A:
Generally, we have been able to mitigate the effects of steel and other commodity cost increases from 2007 to 2009 via a combination of design changes, material substitution, resourcing, global sourcing efforts and pricing performance.
In addition, although the terms of supplier contracts and special pricing arrangements can vary, generally a time lag exists between when our suppliers incur increased costs and when these costs are passed on to us as well as when we might recover them through increased pricing. This time lag can span several quarters or years, depending on the specific situation. More recent trends indicate the cost pressures from the majority of our steel and commodity inputs have not only ceased, but reversed somewhat. However, we have experienced some commodity price increases versus the overall industry decline as our prior actions to avoid the significant price increases have resulted in temporarily having slightly higher costs than the industry. The impact of increases related to steel, precious metals, resins and petroleum products totaled approximately $23 million, $97 million and $86 million, for 2009, 2008 and 2007, respectively, as compared to the corresponding prior year.

NYSE: NAV
42 42
Frequently Asked Questions
Q5: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks and buses sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment
(including trailers) of other manufacturers are also financed.
Q6: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S. and approximately
9% of retail purchases.
Q7: When is the next refinancing due at NFC?
A: Our TRIP facility, which we use as a warehouse for our retail notes, is due for renewal in June 2010.
Q8: Why did you amend the intercompany agreement?
A: We amended the intercompany agreement to allow more flexibility to NFC and Navistar by allowing
NFC to purchase short-term trade receivables that were previously not included in the agreement or that the TRAC deal did not permit NFC to purchase.
Q9: How do you fund retail notes?
A: Retail notes are primarily funded by a bank revolver and a revolving warehouse facility that we call
TRIP, which doesn’t mature until 2010. These notes are ultimately sold to either a conduit facility or into a public securitization.

NYSE: NAV
43 43
Frequently Asked Questions
Q10: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.
Q11: How are your securitization rates determined?
A: Portfolio performance, deal structure and market conditions affect pricing, as well as the type of asset being financed (for example dealer floor plan inventory versus a customer purchase).
Q12: What is your funding strategy?
A: We use three or four primary funding sources. For longer-term retail truck notes that finance the sale of trucks to end customers, we finance those in the term securitization markets in either public or private deals. We primarily finance our wholesale portfolio in traditional private or public securitizations. We also have a combination of revolving type facilities that often warehouse assets until they can be financed permanently.
Q13: How is your NFC portfolio performing?
A: The portfolio is performing as we would expect given the industry downturn and consistent with prior cycles. The provision for credit losses increased from approximately $20 million in FY07 to $32 million in FY08. During FY09, our provision for credit losses dropped to $30 million.
Q14: How are your repossessions trending?
A: Repossessions were slowing down at the end of FY08, and our rate of repossession has declined throughout FY09.

NYSE: NAV
44 44
Frequently Asked Questions
Q15: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned. We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q16: Are your customer interest rates going to increase?
A: Like all lenders, we need to achieve a profitability threshold to ensure our continued access to capital, and that means pricing our rates in line with the marketplace. So, yes, as the cost of financing has increased for all companies, we have passed on some of the cost increase to our dealers and customers.
Q17: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q18: How do you make your credit decisions? Do you require a certain credit score?
A: We factor in a variety of criteria in our credit scoring model such as business model, company history, down payment, etc.
Q19: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $700M as of October 31, 2009.
Q20: Are you able to take advantage of any TALF or TARP money?
A: Yes, the $350 million transaction we completed in November to support our dealer inventory financing is eligible for funding under the TALF program.

NYSE: NAV
45 45
Frequently Asked Questions
Q21: How does your NFC derivative expense compare to last year?
A: Our derivative expense for FY 2009 was $40.6 million, which compares favorably to our derivative expense of $55.0 million in FY 2008.
Q22: How do your repossession percentages compare to the overall size of your portfolios?
A: Repossessions as a percent of retail balances were approximately 3.6% for FY09 and 4.5% for FY08.
Q23: What is the current JLTV status?
A: Navistar and BAE just completed the Critical Design Review (CDR). The CDR was completed as part of the 27-month JLTV Technology Development (TD) contract received in October 2008. The CDR marks the completion of the design process and the start of vehicle integration, assembly, test and checkout (IAT&C) activities to deliver test vehicles to the government by May 2010. Australia and India have also joined the program and interest has been expressed by Canada, Israel and Britain.
Q24: What changes have occurred in Defense spending due to the increase in troops heading to
Afghanistan?
A: According to a Pentagon reprogramming document signed on December 1, the Defense Department is shifting $2.7 billion from the Mine Resistant Ambush Protected vehicle fund. Approximately $1.8 billion will go to the MRAP account for government furnished equipment, engineering change proposals, and initial logistics support for operating forces in Afghanistan.

NYSE: NAV
46 46
Frequently Asked Questions
Q25: What is the process now that the Government Accountability Office (GAO) has upheld the FMTV protests waged by Navistar and BAE?
A: The GAO has recommended that the Army re-evaluate Oshkosh under the capability factor and
Navistar under the past performance factor. The Army has 60 days to comply with the GAO’s recommendations. Price and capability are of equal importance in evaluating the FMTV program. Past performance is the third area for evaluation.
Q26: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to 0.5 NOx if they clean up the environment earlier with advanced technology; manufacturers need to be at 0.2 NOx if they choose not to introduce advanced technologies earlier.
Q27: How has The American Recovery and Reinvestment Act of 2009 and The Worker,
Homeownership, and Business Assistance Act of 2009 affected Navistar?
A: Two of the business tax incentives have a direct effect on Navistar:
A)  The legislation provides for additional depreciation deductions equal to 50% of the cost of non-real property fixed assets placed in service during calendar year 2009.
B)   In lieu of claiming the additional depreciation deductions described in (A) above, the legislation would allow Navistar to accelerate the realization of tax credits earned in prior years.
Navistar intends to accelerate the realization of tax credits earned in prior years.  The amount expected to be realized is immaterial to the Company’s financial statements.

NYSE: NAV
47 47
Frequently Asked Questions
Q28: How will President Obama’s recent tax proposals impact Navistar, if enacted?
A: The President’s proposals will have anti-competitive implications for multinational companies, such as
Navistar. In the near term we would not anticipate a material adverse impact on our financial statements due to the fact that we currently have a full valuation allowance against a large portion of
our deferred tax assets and are still utilizing U.S. net operating losses.   Over the long term we would
anticipate adverse U.S. tax implications for our international businesses, requiring actions to be taken by Navistar to address these implications.
Certain material proposals impacting multinational corporations include:
•Deferral of deductions deemed related to unremitted foreign earnings
•Limitations on the use of disregarded entities in foreign jurisdictions
•Limitations on foreign tax credits
Q29: What makes up our consolidated tax expense?
A: Our pre-tax operating profit reflects our worldwide operations, consequently our tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have a full valuation allowance against our U.S. and Canadian operations.  Consequently, our tax expense in those jurisdictions is generally limited to current state taxes and alternative minimum taxes.  Our Brazilian and
Mexican operations are profitable and as a result we accrue taxes in those jurisdictions.  The confluence of events causes our overall effective tax rate to be fairly low.

NYSE: NAV
48 48
Frequently Asked Questions
Q30: Your tax footnote in the 10K discloses gross deferred tax assets of $2.2 billion. How will those assets be used to offset future taxable income?
A: The most commonly understood component of deferred tax assets is the value of our net operating losses, which was reported as $268 million as of 10/31/09.  We continue to offset current taxable income by these net operating losses both in the U.S. for federal and state tax purposes and in
Canada and Brazil.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, to date the Company has accrued OPEB, pension and other employee benefit liabilities during prior years.  As those payments are made to employees, the company will realize a deduction against its future taxable income. Similarly, the Company has accrued significant reserves for warranty and product liability obligations.  As payments are made against those reserves the Company will realize a deduction against its future taxable income.
Q31: How much value of net operating losses remains, and why is there still a valuation allowance against deferred tax assets?
A: The Company has approximately $288 million of U.S. federal net operating losses available to offset future taxable income. Applying a federal tax rate of 35%, these losses have a value of $101 million. In addition the value of our state and foreign NOLs are $82 and $102, respectively, for a total value of
$285. (U.S. GAAP rules require an adjustment to these balances for stock option accounting.)
A substantial portion of these NOLs are subject to a valuation allowance. In addition to these deferred tax assets we have other deferred tax assets subject to a valuation allowance of $1,830, for a total balance of deferred tax assets subject to a valuation allowance of $2,050. Under U.S. GAAP rules, when the Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company is able to release these valuation allowances.

NYSE: NAV
49 49
Frequently Asked Questions
Q32: What is your expected 2010 pension and OPEB GAAP expense?
A: We anticipate 2010 pension and OPEB GAAP expense of $185 million.  In 2009, pension and OPEB
GAAP expense was $233 million.
Q33: What are your expected 2010 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $153 million in 2010; from
2011 through 2013 the company will be required to contribute at least $275 million per year to the plans depending on asset performance and discount rates in the next several years.

NYSE: NAV
50 50
SEC Regulation G
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
DEBT YE 2006 YE 2007 YE 2008 YE 2009
(in millions)
Manufacturing operations
Facilities due 2012 - $             1,330 $      1,330 $       - $
8.25% Senior Notes, due 2021, net of unamortized discount of $37 million at October 31, 2009 - - - 963
3.0% Senior Subordinated Convertibel Notes, due 2014 - - - 570
Debt of majority owned dealership 484 267 157 148
Financing arrangements and capital lease obligations  401 369 306 271
7.5% Senior Notes, due 2011 15 15 15 15
9.95% Senior Notes, due 2011 11 8 6 4
Bridge Loan Facility (Libor + 500) 1,500 - - -
4.75% Subordinated Exchangeable Notes, due 2009 1 1 1 -
Other 60 39 19 4
Total manufacturing operations debt 2,472 2,029 1,834 1,975
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2016 3,104 $      2,748 $      2,076 $       1,227 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2015 1,426 1,354 1,370 1,518
Revolving retail warehouse facility, at variable rates, due 2010 500 500 500 500
Commercial Paper, at variable rates, due serially through 2010 28 117 162 52
Borrowing secured by operating and finance leases, at various rate, due serially through 2016 116 133 132 134
Total financial services operations debt 5,174 $      4,852 $      4,240 $       3,431 $
Cash & Cash Equivalents YE 2006 YE 2007 YE 2008 YE 2009
Manufacturing non-GAAP (Unaudited) 1,078 $      716 $         775 $          1,152 $           *
Financial Services non-GAAP (Unaudited) 79 61 86 60
Consolidated US GAAP (Audited) 1,157 $      777 $         861 $          1,212 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 1,078 $      716 $         775 $          1,152 $           *
Manufacturing Marketable Securities non-GAAP (Unaudited) 136 6 2 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 1,214 $      722 $         777 $          1,152 $
*Includes increase in cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts
Audited

NYSE: NAV
51 51
SEC Regulation G –
Quarterly Comparison
2009 Q4 2008 Q4
Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 44,400          63,100
($billions)
Sales and revenues, net 3.3 $             3.9 $
($millions)
Manufacturing segment profit *
(excluding items listed below) 279 $            - $            279 $            217 $            - $            217 $
Ford settlement net of related charges (16)               (16)               (27)               (27)
Impairment of property, plant and equipment (31)               (31)               (358)             (358)
Manufacturing segment profit 279               (47)               232               217               (385)             (168)
Below the line items
(excluding items listed below) (130)             -               (130)             (137)             (137)
Write-off of debt issuance cost (11)               (11)               -
Below the line items (130)             (11)               (141)             (137)             -               (137)
Income (loss) excluding income tax 149               (58)               91                 80                 (385)             (305)
Income tax benefit (expense) (5)                 -               (5)                 (39)               1                   (38)
Net Income (loss) 144 $            (58) $            86 $              41 $              (384) $          (343) $
diluted
Diluted earnings (loss) per share ($'s) 1.99 $           (0.80) $         1.19 $           0.56 $           (5.37) $         (4.81) $
Weighted average shares outstanding: diluted (millions)
72.3              72.3              73.0              71.4
basic
* Includes: minority interest in net income of subsidiaries net of tax; extraordinary gain net of tax 0.57 $           (5.38) $         (4.81) $
71.4              71.4
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

NYSE: NAV
52 52
SEC Regulation G –
Fiscal Year Comparison
2009 2008
Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 181,800        244,100
($billions)
Sales and revenues, net 11.6 $           14.7 $
($millions)
Manufacturing segment profit *
(excluding items listed below) 707 $            - $            707 $            1,088 $         - $            1,088 $
Ford settlement net of related charges 160               160               (37)               (37)
Impairment of property, plant and equipment (31)               (31)               (358)             (358)
Manufacturing segment profit 707               129               836               1,088            (395)             693
Below the line items
(excluding items listed below) (468)             (468)             (502)             (502)
Write-off of debt issuance cost (11)               (11)               -
Below the line items (468)             (11)               (479)             (502)             -               (502)
Income (loss) excluding income tax 239               118               357               586               (395)             191
Income tax benefit (expense) (34)               (3)                 (37)               (58)               1                   (57)
Net Income (loss) 205 $            115 $            320 $            528 $            (394) $          134 $
Diluted earnings (loss) per share ($'s) 2.86 $           1.60 $           4.46 $           7.21 $           (5.39) $         1.82 $
Weighted average shares outstanding: diluted (millions)
71.8              71.8              73.2              73.2
* Includes: minority interest in net income of subsidiaries net of tax; extraordinary gain net of tax
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.